UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant To Section 14(A)
Of The Securities Exchange Act Of 1934 (Amendment No. __)
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12
INTERLINK ELECTRONICS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Steven R. Becker
SRB Greenway Capital, L.P.
SRB Management, L.P.
BC Advisors, LLC
SRB Greenway Capital (Q.P.), L.P.
SRB Greenway Offshore Operating Fund, L.P.
(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER
THAN THE REGISTRANT)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 13D
UNDER THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No. __)1
Interlink Electronics, Inc.
(Name of Issuer)
Common Stock
(Title of Class of Securities)
458751104
(CUSIP Number)
SRB Greenway Capital, L.P.
Attn: Steven R. Becker
300 Crescent Court
Suite 1111
Dallas, Texas 75201
(214) 756-6016
(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)
September 15, 2006
(Date of Event which Requires Filing of this Statement)
If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of § 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box: ☒
Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7(b) for other parties to whom copies are to be sent.
(Continued on following pages)

[1]	The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 458751104	13D	Page 3

1	NAMES OF REPORTING PERSONS: BC Advisors, LLC

I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (ENTITIES ONLY):

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (SEE INSTRUCTIONS):
(a) ☐
(b) ☑

3	SEC USE ONLY:

4	SOURCE OF FUNDS (SEE INSTRUCTIONS):

WC

5	CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e):

☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION:

Texas

	7	SOLE VOTING POWER:

NUMBER OF		1,287,315[1]

SHARES	8	SHARED VOTING POWER:
BENEFICIALLY
OWNED BY		-0-

EACH	9	SOLE DISPOSITIVE POWER:
REPORTING
PERSON		1,287,315[1]

WITH	10	SHARED DISPOSITIVE POWER:

-0-

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON:

1,287,315[1]

12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES (SEE INSTRUCTIONS):

☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):

9.4%[2]

14	TYPE OF REPORTING PERSON (SEE INSTRUCTIONS):

HC/CO

[1]	Includes 1,287,315 shares of Common Stock beneficially owned by SRB Management, L.P. Because BC Advisors, LLC, as general partner, has sole investment and voting power over SRB Management, L.P.’s security holdings, BC Advisors, LLC may be deemed to have beneficial ownership of these shares.

[2]	Based on 13,761,812 shares of common stock of Interlink Electronics, Inc. (“Interlink” or the “Issuer”) outstanding at August 28, 2006, as reported in Interlink’s revised definitive proxy statement filed with the Securities and Exchange Commission on September 6, 2006.

CUSIP No. 458751104	13D	Page 4

1	NAMES OF REPORTING PERSONS: SRB Management, L.P.

I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (ENTITIES ONLY):

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (SEE INSTRUCTIONS):
(a) ☐
(b) ☑

3	SEC USE ONLY:

4	SOURCE OF FUNDS (SEE INSTRUCTIONS):

WC

5	CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e):

☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION:

Texas

	7	SOLE VOTING POWER:

NUMBER OF		1,287,315[3]

SHARES	8	SHARED VOTING POWER:
BENEFICIALLY
OWNED BY		-0-

EACH	9	SOLE DISPOSITIVE POWER:
REPORTING
PERSON		1,287,315[3]

WITH	10	SHARED DISPOSITIVE POWER:

-0-

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON:

1,287,315[3]

12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES (SEE INSTRUCTIONS):

☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):

9.4%[2]

14	TYPE OF REPORTING PERSON (SEE INSTRUCTIONS):

IA/PN

[3]	Includes 139,700 shares of Common Stock owned by SRB Greenway Capital, L.P., 1,089,815 shares of Common Stock owned by SRB Greenway Capital (Q.P.), L.P., and 57,800 shares of Common Stock owned by SRB Greenway Offshore Operating Fund, L.P. Because SRB Management, L.P. is the investment adviser to and general partner of each of SRB Greenway Capital, L.P., SRB Greenway Capital (Q.P.), L.P., and SRB Greenway Offshore Operating Fund, L.P. and controls their voting and investment decisions, SRB Management, L.P. may be deemed to have beneficial ownership of these shares.

CUSIP No. 458751104	13D	Page 5

1	NAMES OF REPORTING PERSONS: Steven R. Becker

I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (ENTITIES ONLY):

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (SEE INSTRUCTIONS):
(a) ☐
(b) ☑

3	SEC USE ONLY:

4	SOURCE OF FUNDS (SEE INSTRUCTIONS):

WC

5	CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e):

☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION:

United States

	7	SOLE VOTING POWER:

NUMBER OF		1,287,315[4]

SHARES	8	SHARED VOTING POWER:
BENEFICIALLY
OWNED BY		-0-

EACH	9	SOLE DISPOSITIVE POWER:
REPORTING
PERSON		1,287,315[4]

WITH	10	SHARED DISPOSITIVE POWER:

-0-

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON:

1,287,315[4]

12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES (SEE INSTRUCTIONS):

☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):

9.4%[2]

14	TYPE OF REPORTING PERSON (SEE INSTRUCTIONS):

IN

[4]	Because BC Advisors, LLC has sole voting and investment power over SRB Management, L.P.’s security holdings and Mr. Becker, in his role as the sole manager of BC Advisers, LLC, controls its voting and investment decisions, Mr. Becker may be deemed to have beneficial ownership of the 1,287,315 shares beneficially owned by SRB Management, L.P.

CUSIP No. 458751104	13D	Page 6

1	NAMES OF REPORTING PERSONS: SRB Greenway Capital, L.P.

I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (ENTITIES ONLY):

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (SEE INSTRUCTIONS):
(a) ☐
(b) ☑

3	SEC USE ONLY:

4	SOURCE OF FUNDS (SEE INSTRUCTIONS):

WC

5	CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e):

☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION:

Texas

	7	SOLE VOTING POWER:

NUMBER OF		139,700

SHARES	8	SHARED VOTING POWER:
BENEFICIALLY
OWNED BY		-0-

EACH	9	SOLE DISPOSITIVE POWER:
REPORTING
PERSON		139,700

WITH	10	SHARED DISPOSITIVE POWER:

-0-

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON:

139,700

12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES (SEE INSTRUCTIONS):

☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):

1.0%[2]

14	TYPE OF REPORTING PERSON (SEE INSTRUCTIONS):

PN

CUSIP No. 458751104	13D	Page 7

1	NAMES OF REPORTING PERSONS: SRB Greenway Capital (Q.P.), L.P.

I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (ENTITIES ONLY):

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (SEE INSTRUCTIONS):
(a) ☐
(b) ☑

3	SEC USE ONLY:

4	SOURCE OF FUNDS (SEE INSTRUCTIONS):

WC

5	CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e):

☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION:

Texas

	7	SOLE VOTING POWER:

NUMBER OF		1,089,815

SHARES	8	SHARED VOTING POWER:
BENEFICIALLY
OWNED BY		-0-

EACH	9	SOLE DISPOSITIVE POWER:
REPORTING
PERSON		1,089,815

WITH	10	SHARED DISPOSITIVE POWER:

-0-

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON:

1,089,815

12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES (SEE INSTRUCTIONS):

☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):

7.9%[2]

14	TYPE OF REPORTING PERSON (SEE INSTRUCTIONS):

PN

CUSIP No. 458751104	13D	Page 8

1	NAMES OF REPORTING PERSONS: SRB Greenway Offshore Operating Fund, L.P.

I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (ENTITIES ONLY):

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (SEE INSTRUCTIONS):
(a) ☐
(b) ☑

3	SEC USE ONLY:

4	SOURCE OF FUNDS (SEE INSTRUCTIONS):

WC

5	CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e):

☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION:

Cayman Islands

	7	SOLE VOTING POWER:

NUMBER OF		57,800

SHARES	8	SHARED VOTING POWER:
BENEFICIALLY
OWNED BY		-0-

EACH	9	SOLE DISPOSITIVE POWER:
REPORTING
PERSON		57,800

WITH	10	SHARED DISPOSITIVE POWER:

-0-

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON:

57,800

12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES (SEE INSTRUCTIONS):

☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):

0.4%[2]

14	TYPE OF REPORTING PERSON (SEE INSTRUCTIONS):

PN

CUSIP No. 458751104	13D	Page 9
Item 1. Security and Issuer
Common Stock of Interlink Electronics, Inc. (“Common Stock”) 546 Flynn Road Camarillo, California 93012
Item 2. Identity and Background
(a)	BC Advisors, LLC (Texas limited liability company)
SRB Management, L.P. (Texas limited partnership)
Mr. Steven R. Becker (individual residing in Texas)
SRB Greenway Capital, L.P. (Texas limited partnership)
SRB Greenway Capital (Q.P.), L.P. (Texas limited partnership)
SRB Greenway Offshore Operating Fund, L.P. (Cayman Islands limited partnership)

(b)	300 Crescent Court Suite 1111 Dallas, Texas 75201

(c)	Mr. Becker is the sole principal and owns all of the outstanding membership interests of BC Advisors, LLC (“BCA”). BCA is the general partner of SRB Management, L.P. (“SRB Management”), an investment adviser registered with the State of Texas. SRB Management is the investment adviser to and general partner of each of SRB Greenway Capital, L.P. (“SRBGC”), SRB Greenway Capital (Q.P.), L.P. (“SRBQP”) and SRB Greenway Offshore Operating Fund, L.P. (“SRB Offshore”).

(d)	N/A

(e)	N/A

(f)	United States
Item 3. Source or Amount of Funds or Other Consideration
SRBGC’s purchases were made with SRBGC partnership funds. SRBQP’s purchases were made with SRBQP partnership funds. SRB Offshore’s purchases were made with SRB Offshore partnership funds.
Item 4. Purpose of the Transaction
The Reporting Persons are the beneficial owners of 1,287,315 shares of Common Stock. The Reporting Persons acquired Issuer’s securities reported on this Schedule 13D because they believed such securities represented an attractive investment.

Since the original investment, the Reporting Persons have come to the conclusion that Interlink would benefit from the addition of technology operating executives with turnaround experience on its Board of Directors. The Reporting Persons are concerned with the Issuer’s continued losses beginning in fiscal year 2004, continuing through 2005 and as reported so far in 2006, as well as the Issuer’s declining revenues, recent delisting and failure to file timely SEC documents. The Reporting Persons believe that the outlook for the Issuer’s e-Transactions business and Specialty

CUSIP No. 458751104	13D	Page 10
Components businesses is promising, as both of these businesses appear to have compelling growth trajectories and a positive outlook. However, the Reporting Persons question the business logic behind running these growth businesses together and alongside a legacy business in apparent decline — that being Branded Products (formerly Home Entertainment and Business Solutions). The Reporting Persons believe that while there is not sufficient information available to make a specific proposal, the Issuer would benefit form the presence of new Board members with operating experience in small technology company turnarounds.

On September 15, 2006, Mr. Steven Becker contacted the issuer’s Chief Executive Officer, Michael Thoben, to discuss these concerns and to suggest the replacement of management’s nominees with new nominees with relevant experience, and his suggestion was rejected. The Reporting Persons have shared their concerns with a limited number of other investors, and, while no agreements have been made, believe that other holders support the need for a change.

The Reporting Persons intend to nominate Mr. Thomas Thimot and Mr. Lawrence Barker for election at the Issuer’s annual meeting presently scheduled to be held on October 18, 2006.

The Reporting Persons also believe that the Issuer’s Board of Directors should be more responsible to stockholders and should seek re-election every year. Therefore the Reporting Persons have asked the Issuer’s Board of Directors to amend the certificate of incorporation to remove the “staggered” or “classified” nature of the Board of Directors and to consider their nominees. The letter sent to the Issuer’s Board of Directors is attached as Exhibit A. After this letter was sent, Mr. Becker received an email message (which the Reporting Persons believe was sent before the letter was received) from Mr. Thoben indicating that the Issuer’s Nominating Committee would consider candidates for election “at an appropriate time.” The Reporting Persons believe that this is not a sufficient basis upon which to change their plan to nominate Mr. Thimot and Mr. Barker at the Issuer’s annual meeting.

Other than as described above in this Item 4, the Reporting Persons do not have any plans or proposals that relate to, or would result in, any actions or events specified in clauses (a) through (j) of Item 4 to Schedule 13D.

However, the Reporting Persons may, from time to time, evaluate various other alternatives that they might consider in order to influence the performance of the Issuer and the activities of its Board of Directors. Depending on various factors, the Reporting Persons may take such actions as they deem appropriate including, without limitation, engaging in discussions with management and the Board of Directors of the Issuer, communicating with other stockholders, making proposals to the Issuer concerning the capitalization and operations of the Issuer, purchasing additional shares of Common Stock or selling some or all of their shares of Common Stock or seeking to make a significant equity investment in the Issuer.

The Reporting Persons may also determine to change their investment intent with respect to the Issuer in the future. The Reporting Persons intend to vote their respective shares of Common Stock individually as each Reporting Person deems appropriate from time to time. In determining whether to sell or retain their shares of Common Stock, the applicable Reporting Person will take into consideration such factors as it deems relevant, including, without limitation, Issuer’s business and prospects, anticipated future developments, existing and anticipated market conditions, general economic conditions, and other opportunities available to the Reporting Person. Each of the Reporting Persons reserves the right to acquire additional securities of the Issuer in the open market, in privately negotiated transactions, or otherwise, to dispose of all or a portion of its holdings in Issuer’s securities, or to change their intention with respect to any or all of the matters referred to in this Item 4.

In order to nominate Mr. Thimot and Mr. Barker for election at the Issuer’s upcoming annual meeting, the Reporting Persons intend to file a proxy statement relating to the annual meeting. If they do so, the Reporting Persons and the nominees will be deemed to be participants in the solicitation of proxies from the Issuer’s stockholders. Neither of the proposed nominees currently own any securities of the Issuer and neither are currently involved in any transaction relating to the

CUSIP No. 458751104	13D	Page 11
Issuer or its securities. Both Mr. Thimot and Mr. Barker have indicated their willingness to serve as directors if elected. The security holdings of the Reporting Persons are set forth under Item 5 hereof. INVESTORS AND STOCKHOLDERS ARE URGED TO READ ANY PROXY STATEMENT AND RELATED MATERIALS THAT MAY BE FILED BY THE REPORTING PERSONS AND NOMINEES WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of such proxy statement (when it is available) and other related materials filed with the SEC at the SEC’s website at www.sec.gov.
Item 5. Interest in Securities of the Issuer
(a)	SRBGC owns 139,700 shares of Common Stock. SRBQP owns 1,089,815 shares of Common Stock. SRB Offshore owns 57,800 shares of Common Stock. SRB Management is the investment adviser to and general partner of each of SRBGC, SRBQP and SRB Offshore. Because BCA has sole voting and investment power over SRB Management’s security holdings, and Mr. Becker, in his role as the sole principal of BCA, controls its voting and investment decisions, each of SRB Management, BCA, and Mr. Becker may be deemed to have beneficial ownership of the 1,287,315 shares owned of record by SRBGC, SRBQP and SRB Offshore, which represent approximately 9.4% of the outstanding Common Stock.

All ownership percentages are based on 13,761,812 shares of Common Stock outstanding at June 30, 2006, as reported in the Issuer’s revised definitive proxy statement filed with the Securities and Exchange Commission on September 6, 2006.

(b)	Mr. Becker has sole power to vote and dispose or direct the disposition of all shares held of record by SRBGC, SRBQP and SRB Offshore.

(c)	Transactions effected in Common Stock that have taken place in the past sixty days are attached as Exhibit B.

(d)	Not applicable.

(e)	Not applicable.
Item 6. Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer
Except as set forth herein, the Reporting Persons do not have any contract, arrangement, understanding or relationship with respect to securities of the Issuer.
Item 7. Material to be filed as Exhibits
     EXHIBIT A: Letter to Issuer’s Board of Directors
     EXHIBIT B: Transactions in the past sixty days with respect to the Issuer’s Common Stock

CUSIP No. 458751104	13D	Page 12
SIGNATURE
     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.
Date: September 19, 2006

BC Advisors, LLC
By:	/s/ Steven R. Becker
Steven R. Becker, Member

SRB Management, L.P.
By: BC Advisors, LLC, its General Partner

By:	/s/ Steven R. Becker
Steven R. Becker, Member

By:	/s/ Steven R. Becker
Steven R. Becker

SRB Greenway Capital, L.P.
By: SRB Management, L.P., its General Partner
By: BC Advisors, LLC, its General Partner

By:	/s/ Steven R. Becker
Steven R. Becker, Member

SRB Greenway Capital (Q.P.), L.P.
By: SRB Management, L.P., its General Partner
By: BC Advisors, LLC, its General Partner

By:	/s/ Steven R. Becker
Steven R. Becker, Member

SRB Greenway Offshore Operating Fund, L.P.
By: SRB Management, L.P., its General Partner
By: BC Advisors, LLC, its General Partner

By:	/s/ Steven R. Becker
Steven R. Becker, Member

CUSIP No. 458751104	13D	Page 13
EXHIBIT A
[Letterhead of Greenway Capital Advisors]
September 19, 2006
To the Directors of Interlink Electronics
Gentlemen:
SRB Greenway and its affiliates own slightly less than 10% of Interlink’s common stock. We have become increasingly concerned with the operating performance of Interlink. Our concern results largely from Interlink’s performance since 2004. Under the direction of Michael Thoben, CEO of Interlink Electronics for the past fifteen years and current Chairman of the Board, Interlink lost money in 2004, again in 2005, as well as for the reported period thus far in 2006. In Mr. Thoben’s most recent letter to shareholders, he indicated that revenues have also been declining. Additionally, Interlink is not current in its filings and the Company has been delisted and now trades on the pink sheets. The market appears to share the same concerns as Interlink has lost 77% of its value since its most recent high of $12.08 in April of 2004.
Last week we contacted Mr. Thoben and suggested that the Board could benefit from the addition of new membership. Mr. Thoben flatly stated that neither he nor the Board had interest in new membership, declining even to ask who we had in mind to propose for the Board. Given the track record at Interlink it is perplexing why the Chairman of the Board would not entertain the addition of proven technology turnaround executives as suggested by a significant owner of Interlink. Given Mr. Thoben’s response it is likely that he plans to spend large sums of shareholder money to fight the addition of two supportive, constructive, talented technology executives. We believe that if Mr. Thoben and the Board choose to fight the election of new board membership they will be directly contradicting the will of the owners of Interlink. We invite Mr. Thoben to call his shareholders and discover firsthand that they are frustrated with the leadership of Interlink, excited about the prospect of new board membership and flatly against any effort by the Board to spend shareholder money to thwart the will of the owners of this business.
We believe that Interlink and its businesses represent value well in excess of the current share price. In an effort to preserve and build value at Interlink we are proposing the addition of two successful leaders of small public technology companies to the Board of Interlink Electronics. Both Tom Thimot and Larry Barker have successfully rationalized, returned to profitability and ultimately sold small public technology companies. While we do not advocate a sale of Interlink, we do believe current management has had ample time to deliver value and at this point needs the assistance of executives who have demonstrated the ability to do so.
Tom Thimot, most recently CEO of GoRemote Internet Communications, joined GoRemote in July of 2004, and revamped, scaled and returned GoRemote to positive cash flow, revenue growth and EBITDA profit. Tom eliminated $12mm of costs, managed the Sarbanes Oxley

CUSIP No. 458751104	13D	Page 14
process successfully, won significant customers, added successful channel partnerships and ultimately sold the businesses at a significant gain in a cash transaction eighteen months later. Tom’s prior experience at Netegrity yielded similar results. Both situations demonstrate Tom’s ability to stabilize, and then profitably grow, small public technology companies. We believe Tom is exactly the sort of leader that is needed to take a fresh look at the Interlink businesses and deliver value to shareholders.
Like Tom did at GoRemote, Larry Barker joined a struggling Visual Networks and turned the business around, ultimately engineering a successful sale to Danaher Corporation. At Visual Networks, a small publicly traded technology company, Larry executed a ninety day review which allowed him to successfully rationalize the product offering, focus the business and ultimately deliver 35% top line growth and profitability in the year following his appointment. Larry ran major divisions at ADC Telecommunications and Computer Sciences Corporation prior to his role as Chairman and CEO of Visual Networks.
Currently, Mr. Thoben is proposing the re-election of Mr. Lutz and Mr. Buckett. Mr. Lutz has been a board member for twelve years and Mr. Buckett for six years. Both of these Board Members have been present during the decline of the past three years. We believe it is time to replace these Board Members with proven technology operators who have demonstrated experience in creating value for shareholders. Given the company’s board structure, without the Board’s cooperation, the only method now available to add Mr. Thimot and Mr. Barker to the Board is to replace Mr. Lutz and Mr. Buckett.
We also believe all members of the Interlink board of directors should be more accountable to stockholders. Accordingly, we request that the Board consider an amendment to the Company’s charter document, its certificate of incorporation, to eliminate the “staggered board” feature and to require that all directors be elected annually. Our two nominees have indicated they would favorably consider such an amendment. We hope that the Board can consider the issue in a timely manner, but recognize the upcoming annual meeting may be too soon for such consideration.
We wish to work amicably with the Board to bring about changes, and provide motivation for the benefit of all holders. If we must engage in a proxy contest, we are prepared to do so in an expeditious and civil manner. We have discussed our goals with a limited number of other holders, and believe (although at this point we cannot ask for commitments) that they are sympathetic to our views. We remain open to discussions with any of you about our desire to see the Company’s operations improve.
Very Sincerely,
Steven Becker,
on behalf of myself, SRB Greenway, and its affiliates

CUSIP No. 458751104	13D	Page 15
EXHIBIT B

Transaction Code	Quantity	Trade Date	Price
Buy	400	7/13/2006	$2.9200
Buy	3,300	7/13/2006	$2.9200
Buy	1,300	7/24/2006	$3.0200
Buy	8,700	7/24/2006	$3.0200
Buy	100	7/26/2006	$2.8200
Buy	300	7/26/2006	$2.8200
Buy	2,500	7/26/2006	$2.8200
Buy	100	7/31/2006	$2.8200
Buy	5,000	8/2/2006	$2.8200
Buy	10,000	8/8/2006	$2.8200
Buy	10,000	8/10/2006	$2.8200
Buy	700	8/14/2006	$2.8200
Buy	17,200	8/14/2006	$2.8200
Buy	400	8/23/2006	$2.8500
Buy	1,900	8/23/2006	$2.8500
Buy	17,700	8/23/2006	$2.8500